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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                                Date of Report
               (Date of earliest event reported):  June 1, 2001

                             ARTIFICIAL LIFE, INC.
                             ---------------------
              (Exact Name of Registrant as Specified in Charter)

         Delaware                      0-25075                   04-3253298
         --------                      -------                   ----------
(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                         FOUR COPLEY PLACE, SUITE 102
                         BOSTON, MASSACHUSETTS  02116
             (Address of principal executive office and zip code)


              Registrant's telephone number, including area code:
                                (617) 266-5542
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ITEM 5. OTHER EVENTS.

     On June 1, 2001, the Registrant publicly disseminated a press release announcing and discussing (i) staff cuts and corporate restructuring, including shut down of its Russian operations, (ii) plans to file for bankruptcy with respect to the Registrant's German and Swiss subsidiaries, (iii) resignation of the Registrant's Chief Financial Officer and the appointment of his replacement,
(iv) the Registrant's receipt of notice from Nasdaq that it is no longer in compliance with Nasdaq listing requirements, (v) the Registrant's plans to relocate its headquarters and (vi) that the Registrant is currently engaged in merger and financing discussions. A copy of this press release of the Registrant with respect to these matters is included herein as Exhibit 99.1. This press release is incorporated by reference into this Item 5 and the foregoing description of the press release is qualified in its entirety by reference to this exhibit.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

              99.1 Press Release, dated June 1, 2001, Announcing (i) staff cuts and corporate restructuring, including shut down of its Russian operations, (ii) plans to file for bankruptcy with respect to the Registrant's German and Swiss subsidiaries, (iii) resignation of the Registrant's Chief Financial Officer and the appointment of his replacement, (iv) the Registrant's receipt of notice from Nasdaq that it is no longer in compliance with Nasdaq listing requirements, (v) the Registrant's plans to relocate its headquarters and
                         (vi) that the Registrant is currently engaged in merger and financing discussions.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   ARTIFICIAL LIFE, INC.

                                   By: /s/ Eberhard Schoneburg
                                       -------------------------------
                                       Eberhard Schoneburg
                                       President and Chief Executive Officer

Date: June 11, 2001
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                                 EXHIBIT INDEX

Exhibit
Number                     Description
------                     -----------
 99.1 Press Release, dated June 1, 2001, Announcing (i) staff cuts and corporate restructuring, including shut down of its Russian operations, (ii) plans to file for bankruptcy with respect to the Registrant's German and Swiss subsidiaries, (iii) resignation of the Registrant's Chief Financial Officer and the appointment of his replacement, (iv) the Registrant's receipt of notice from Nasdaq that it is no longer in compliance with Nasdaq listing requirements, (v) the Registrant's plans to relocate its headquarters and (vi) that the Registrant is currently engaged in merger and financing discussions.